Exhibit 99.1
SETTLEMENT AGREEMENT AND RELEASE

Settlement Agreement and Release (“Agreement”) made as of the date set forth below, by and between FALCONSTOR SOFTWARE, INC., a Delaware corporation having offices at 2 Huntington Quadrangle, Melville, New York 11747 (“FalconStor”), and SHU-WEN HUAI, EXECUTOR OF THE ESTATE OF REIJANE HUAI, DECEASED (the “Estate”, and collectively, the “Parties”).

W I T N E S S E T H:

WHEREAS, FalconStor filed a Petition dated October 18, 2013 with the Surrogate’s Court of the State of New York, County of Nassau (the “Court”), against the Estate in an action entitled Matter of FalconStor Software, Inc. (Estate of ReiJane Huai) (Surr. Ct., Nassau County, Index No. 2011-367428) (the “Action”), seeking to recover from the Estate damages it purportedly incurred arising from an alleged bribery scheme as well as fees and costs advanced on behalf of ReiJane Huai (the “Deceased”) for his defense of government investigations and lawsuits relating to the alleged bribery scheme; and

WHEREAS, by Notice of Motion dated January 6, 2014, the Estate moved the Court for an order dismissing the Fourth Claim for Relief in the Petition (the “Motion to Dismiss”), which FalconStor timely opposed, and which has since been fully submitted to the Court for a decision; and

WHEREAS, due to the significant cost and expense in connection with litigating the Action, the Parties have agreed to settle this matter as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual agreements, promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.Effective Date of Agreement; Payment Date. The Effective Date of this Agreement shall be the date on which the last signature is affixed and notarized. The Payment Date shall be the business day immediately following the tenth (10th) Trading Day after the Effective Date. “Trading Day” means any day on which the Common Stock is traded on the Nasdaq Global Market; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on the Nasdaq Global Market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on the Nasdaq Global Market.

2.Payment of Shares; Closing Letters. On the Payment Date, the Estate shall:

a.Assign, transfer and deliver to FalconStor all of the Estate’s right, title and interest in and to the greater of (i) the number of shares of FalconStor common stock determined by a ratio whose numerator is five million two hundred fifty thousand dollars ($5,250,000.00) and whose denominator is the average of the VWAP of FalconStor common stock for the first ten (10) Trading Days beginning on the day after the Effective Date and (ii) Three Million (3,000,000) shares of FalconStor common stock (the “Payment Shares”). The Payment Shares shall be delivered, free and clear of all options, liens, claims, pledges, encumbrances, charges, restrictions or commitments of any kind or nature, including but not limited to estate taxes, fiduciary income taxes and taxes that are attributable to or in any way connected with the Estate or the Deceased; and

b.Provide to FalconStor closing letters from Internal Revenue Service and from the appropriate New York State tax authorities, confirming that no estate taxes are owed by the Estate.

“VWAP” means, on any particular Trading Day, the volume weighted average trading price per share of Common Stock on such date on the Nasdaq Global Market as reported by Bloomberg L.P., through its “Volume at Price” functions; provided, however, that during any period the VWAP is being determined, the VWAP shall be subject to adjustment from time to time for stock splits, stock dividends, combinations and similar events, as applicable.

The parties agree to treat the transfer of the Payment Shares by the Estate to FalconStor as an exchange pursuant to Section 302 of the Internal Revenue Code of 1986, as amended, for all applicable Federal, state and local income tax purposes.

3.Voting. The Estate agrees for a period of five (5) years commencing on the Effective Date (the “Restricted Period”) that it shall, after receiving proper notice of any meeting of the stockholders of FalconStor, vote in person, by proxy or by action by written consent, as applicable, all shares of FalconStor common stock as to which the Estate has beneficial ownership or as to which it otherwise exercises voting or dispositive authority (the “Estate FalconStor Shares”) in the manner recommended by the Board of Directors of FalconStor. The Estate hereby appoints FalconStor and any designee of FalconStor, and each of them individually, its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during such Restricted Period with respect to the Estate FalconStor Shares in accordance with this Section 2. This proxy and power of attorney is given to secure the performance of the duties of the Estate under this Section 2. The Estate shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by the Estate shall be irrevocable during the Restricted Period, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by the Estate with respect to the Estate FalconStor Shares. The terms of this Section 2 shall follow the Estate FalconStor Shares in any privately negotiated transaction or series of transactions where any one buyer or group of buyers purchases, in the aggregate, Estate FalconStor Shares that total five percent (5%) or more of the outstanding FalconStor common stock and the Estate shall not sell all or any portion of the Estate FalconStor Shares in any such transaction or series of transactions unless the terms of the sale includes the grant of power of attorney and irrevocable proxy to FalconStor for the remainder of the Restricted Period. For purposes of this Section 2, “group” shall mean any two or more persons who would be considered a “person” under Section 13(d)(3) of the Securities and Exchange Act of 1934. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement. The Estate further agrees that during the Restricted Period it will not nominate, or propose for nomination, any person to serve as a Director of FalconStor.

4.Registration Rights.

(a) Not later than thirty (30) days following the filing of the Stipulation of Discontinuance (defined in Section 9 hereunder), FalconStor shall prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement covering the resale of all of the Estate FalconStor Shares (the “Registration Statement”) on either Form S-1 or any successor form thereto or, to the extent FalconStor is so eligible, Form S-3 or any successor form thereto, or such other form as may be available, for an offering to be made on a continuous basis pursuant to Rule 415. Subject to the terms of this Agreement, FalconStor shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act of 1933 as promptly as possible after the filing thereof and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all Estate FalconStor Shares covered by the Registration Statement have been sold or may be sold pursuant to Rule 144 under the Securities Act (the “Effectiveness Period”).

(b) If the filing, initial effectiveness or continued use of the Registration Statement at any time would require FalconStor to make an Adverse Disclosure (as defined below), FalconStor may, upon giving prompt written notice of such action to the Estate, delay the filing or initial effectiveness of, or suspend use of, the Registration Statement (a “Suspension”); provided , however , that FalconStor shall not be permitted to exercise a Suspension more than once and not for a period exceeding ninety (90) days. For purposes of this Section 3(b), “Adverse Disclosure” means a public disclosure of material non-public information that, in the Board of Directors’ reasonable judgment, after consultation with independent outside counsel to FalconStor, (i) would not be required to be made at such time but for the filing of the Registration Statement; and (ii) FalconStor has a bona fide business purpose for not disclosing publicly.

(c) FalconStor shall notify the Estate by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after the Registration Statement is declared effective and shall simultaneously provide the Estate with copies of any related prospectus, at the Estate’s expense, to be used in connection with the sale or other disposition of the securities covered thereby, unless a final prospectus is filed with SEC pursuant to Rule 424(b) under the Securities Act within twenty-four (24) hours after the Registration Statement is declared effective.

(d) All expenses incurred by FalconStor in connection with registrations, filings, or qualifications pursuant to this Section 3, including all registration, filing, and qualification fees, printers’ and accounting fees and the reasonable fees and disbursements of counsel for FalconStor, shall be borne and paid by the Estate. In addition, the Estate shall be solely responsible for any brokerage fees and related expenses incurred in connection with any sale of the Estate FalconStor Shares. Promptly following the execution of this Agreement, FalconStor shall communicate to the Estate in writing a budget for such fees and disbursements of counsel prior to incurring any such expenses, and, notwithstanding anything to the contrary contained in this Section 3, the Estate shall have the option to waive its registration rights pursuant to Section 3 hereof in writing, in which case FalconStor shall have no obligation to file the Registration Statement and the Estate shall have no expense reimbursement obligation whatsoever under this Section 3(d).

(e)    The Estate represents and warrants that upon any sale or other transfer of the Estate FalconStor Shares, regardless of the filing or of the effectiveness of any registration statement, the Estate will timely make all filings required by law, rule or regulation.

5.Volume Limitation. For so long as the Estate FalconStor Shares shall constitute five percent (5%) or more of the outstanding FalconStor shares of common stock, any public sales by the Estate, including registered shares proposed to be sold pursuant to Section 3 hereof shall be subject to the volume limitation set forth in Rule 144, even if the shares are not proposed to be sold under Rule 144; provided, however, that such volume limitation covenant shall not be applicable to any privately negotiated sales of Estate FalconStor Shares.

6.Right of First Refusal.

(a)    Right. The Estate hereby unconditionally and irrevocably grants to FalconStor a right of first refusal to purchase all or any portion of any Estate FalconStor Shares that the Estate may propose to transfer in one or more privately negotiated sales (each a “Proposed Transfer”), at the same price and on the same terms and conditions as those offered to the prospective transferee. FalconStor, may exercise this right by itself or may assign its right to a third party for each Proposed Transfer (each an “Assignee”).

(b)    Form of Proposal. For any proposed transfer, the Estate shall deliver, not later than thirty (30) days prior to the consummation of such Proposed Transfer, (i) a purchase agreement signed by the Estate and the proposed transferee (a “Transfer Agreement”), and (ii) documentation, reasonably acceptable to FalconStor, showing that the proposed transferee has funds available to consummate the Proposed Transfer. Such Transfer Agreement shall contain all of the terms and conditions of the Proposed Transfer including a clause referencing this right of first refusal and stating that consummation of the Proposed Transfer is contingent on FalconStor’s decision not to exercise its right of first refusal. The consideration proposed to be paid for the Estate FalconStor Shares must be cash and cannot be contingent on any future event.

(c)    Exercise of Right. To exercise its right of first refusal under this Section 5, FalconStor or its Assignee must deliver a notice to the Estate to that effect within ten (10) business days after delivery of the Transfer Agreement. The closing of the purchase of the Estate FalconStor Shares by FalconStor or its Assignee shall take place, and all payments from FalconStor or its Assignee required to be delivered at closing shall have been delivered to the Estate, by the later of (i) the date specified in the Transfer Agreement as the intended date of the Proposed Transfer and (ii) thirty (30) days after delivery of the Transfer Agreement to FalconStor. If FalconStor does not send notice, and the Proposed Transfer does not occur, FalconStor shall retain its right of first refusal for any subsequent Proposed Transfer for any or all of the shares covered by the original Proposed Transfer, including the right to designate an Assignee to purchase the shares.

7.Indemnification. The Estate shall defend, indemnify and hold harmless FalconStor and its subsidiaries and each of its and their current and former directors, officers, employees and affiliates, from and against (i) any amounts that FalconStor is required to pay any insurance carrier solely to the extent that any such insurance carrier may seek indemnification from FalconStor in connection with any claims brought against such carriers by the Estate and all costs and expenses relating to any such action, and (ii) any and all claims, demands and causes of action against the Deceased or arising out of or in any way connected with the administration of the Estate (including, without limitation, the assessment or payment of any taxes, together with interest and penalties thereon), and to reimburse FalconStor and each of its directors, officers, employees and affiliates for any and all expenses which it/he/she may reasonably incur in connection with the defense of any such claims, demands and causes of action and/or the enforcement of the provisions of this Agreement, including without limitation, attorney’s fees and disbursements; provided, however, that the indemnity covenant contained in this Section 6 shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Estate, which consent shall not be unreasonably withheld; provided further, for the avoidance of doubt, that the Estate consents to the settlements already entered into by FalconStor with any insurance carrier.

8.Unpaid Attorneys’ Fees. The Estate hereby acknowledges that FalconStor and all subsidiaries of FalconStor have met all of their obligations with regard to indemnification of the Estate and the Deceased and for the advancement of fees on behalf of the Estate or the Deceased under the laws of the State of Delaware and the laws of the State of New York, and the By-Laws and Amended By-Laws of FalconStor and all of its subsidiaries and pursuant to any agreements between FalconStor or any of its subsidiaries and the Estate and between FalconStor or any of its subsidiaries and the Deceased. The Estate agrees that it will be solely responsible for the payment of all unpaid invoices for attorneys’ fees and expenses incurred on behalf of the Estate or the Deceased.

9.Stipulation of Discontinuance. Upon the execution of this Agreement by both Parties, the payment of the Payment Shares, and the provision of the tax closing letters to FalconStor, each of the Parties hereby authorizes and instructs its respective attorneys to execute and deliver to Farrell Fritz, P.C., in care of attorney John J. Barnosky, a stipulation discontinuing the Action (the “Stipulation of Discontinuance”), with prejudice and on the merits, in the form annexed hereto as Exhibit “A”. After the Stipulation of Discontinuance is executed and delivered to Farrell Fritz, Farrell Fritz shall file the fully executed Stipulation of Discontinuance with the Clerk of the Court and provide FalconStor with a filed stamped copy of same promptly thereafter.

10.Release by FalconStor. For and in consideration of the good and valuable consideration identified herein, the sufficiency of which FalconStor hereby acknowledges, and upon receipt of the Payment Shares , FalconStor does hereby forever release and discharge the Estate and each of its executors, beneficiaries, representatives, agents, successors, assigns, affiliates and each of their respective heirs, officers, directors, employees, representatives, agents, successors and assigns, acting in their capacities as such, from all claims, demands, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, and liabilities of any kind whatsoever (upon any legal or equitable theory, whether contractual, common law, statutory, federal, state, local or otherwise), which FalconStor and each of its officers, directors, representatives, agents successors and assigns ever had, now has or hereafter can, shall or may have against the Estate by reason of any act, omission, transaction, or occurrence up to and including the date of execution of this Agreement, including, but not limited to claims for attorney’s fees, costs and disbursements.

11.Release by the Estate. For and in consideration of the good and valuable consideration identified herein, the sufficiency of which the Estate hereby acknowledges, the Estate does hereby forever release and discharge FalconStor and its subsidiaries, and each of its and their current and former officers, directors, representatives, agents, successors and assigns from all claims, demands, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, and liabilities of any kind whatsoever (upon any legal or equitable theory, whether contractual, common law, statutory, federal, state, local or otherwise), which the Estate and each of its executors, representatives, agents and their respective heirs, successors and assigns ever had, now has or hereafter can, shall or may have against FalconStor by reason of any act, omission, transaction, or occurrence up to and including the date of execution of this Agreement, including, but not limited to claims for attorney’s fees, costs and disbursements.

12.Evidence. The Parties to this Agreement agree that this Agreement may only be used as evidence in a subsequent proceeding in which a Party alleges breach of this Agreement. This Agreement shall not otherwise be filed with a court or become part of any other official or public record; provided, however, that FalconStor may describe the terms of this Agreement in a filing and/or press release, and file this agreement, as necessary to comply with its obligations under the securities laws, rules and regulations of the United States of America or the laws, rules and regulation of any other jurisdiction in which FalconStor or any of its subsidiaries does business.

13.Termination. This Agreement shall terminate upon such time as the Parties shall agree in a written instrument signed by both Parties to terminate this Agreement. Sections 7, 10, 11 and 14 shall survive any termination of this Agreement.

14.Miscellaneous.

(a)This Agreement represents the complete understanding between the Parties and no other promises or agreements shall be binding unless contained in a writing signed by all of the undersigned Parties or their duly authorized counsel.
(a)    This Agreement may only be amended in a written instrument signed by both Parties and may not be changed or modified orally.
(b)    This Agreement shall be construed according to the laws of the State of New York without regard to its conflicts of laws principles.
(c)    Any action arising out of or related to this Agreement shall be heard by the Supreme Court of the State of New York, sitting in the County of Suffolk. The Parties hereby submit to the exclusive jurisdiction of the Suffolk County Supreme Court for purposes of all legal proceedings arising out of or relating to this Agreement.
(d)    If at any time after the date of the execution of this Agreement, any provision of this Agreement shall be held to be illegal, void or unenforceable by a court of competent jurisdiction, such provision shall be of no force and effect. However, the illegality or unenforceability of such provisions shall have no effect upon, and shall not impair the enforceability of, any other provision of this Agreement.
(e)    This Agreement is binding upon, and shall inure to the benefit of the Parties and their respective officers, directors, agents, employees (past and present), executors, subsidiaries, affiliated companies, related companies, predecessors, successors and assigns.
(f)    The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any of the Parties.
(g)    Each of the signatories to this Agreement are hereby authorized and empowered on behalf of their respective entities to execute this Agreement, and all such further documents, and to take all such further action, as may be deemed necessary or advisable in order to effectuate the intent and purpose of the foregoing Agreement.
(h)    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes; provided, however, that originally signed documents shall also be provided.

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WHEREFORE, the Parties hereto have caused this Settlement Agreement and Release to be signed on the dates indicated below with the Agreement becoming effective upon the Effective Date:

FALCONSTOR SOFTWARE, INC.

Date: June 12, 2014	By:	/s/ Louis J. Petrucelly
		Name:	Louis J. Petrucelly
		Title:	Executive Vice President and Chief Financial Officer

STATE OF NEW YORK    )
)ss.:
COUNTY OF SUFFOLK    )

On the ____ day of _________ in the year 2014, before me, the undersigned, personally came __________________ to me known, who, being by me duly sworn, did depose and say that he is the __________________ of FalconStor Software, Inc., the entity described in and which executed the above instrument; and that he was authorized to do so.

__________________________________
Notary Public

/s/ Shu-Wen Haui
Shu-Wen Huai, as Executor of the Estate of ReiJane Huai, deceased

STATE OF NEW YORK    )
)ss.:
COUNTY OF SUFFOLK    )

On the ____ day of _________ in the year 2014, before me, the undersigned, personally came Shu-Wen Huai, to me known, who, being by me duly sworn, did depose and say that she is the Executor of the Estate of ReiJane Huai, deceased, the legal entity described in and which executed the above instrument; and that she was authorized to do so.

__________________________________
Notary Public

EXHIBIT “A”

STIPULATION OF DISCONTINUANCE

SURROGATE’S COURT OF THE STATE OF NEW YORK COUNTY OF NASSAU
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In the Matter of the Application of FalconStor Software, Inc., a Claimant in the Estate of REIJANE HUAI, Deceased, For a Decree Pursuant to SCPA § 1809 Directing Payment of Petitioner’s Claim.	: : : : : : : : :	Index No.: 2011-367428 STIPULATION OF DISCONTINUANCE
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IT IS HEREBY STIPULATED AND AGREED, by and between the attorneys for Petitioner and the attorneys for the Respondents that the within action is hereby discontinued with prejudice and without costs as against any party.
IT IS FURTHER STIPULATED AND AGREED that this stipulation may be executed in counterparts, each of which shall have the same force and effect as an original.
No party to this action is an infant, incompetent person for whom a committee has been appointed or conservatee and no person not a party has an interest in the subject matter of the action.
This Stipulation may be filed with the Clerk of the Court without further notice.

Dated:    Uniondale, New York
June , 2014

FARRELL FRITZ, P.C. By: _______________________ John J. Barnosky, Esq. Attorneys for Respondent 1320 RXR Plaza Uniondale, New York 11556-0120 (516) 227-0730	RIVKIN RADLER, LLP By:_________________________ John M. McFaul, Esq. Co-Attorneys for Petitioner 926 RXR Plaza Uniondale, New York 11556-0926
COVINGTON & BURLING, LLP By:________________________________ Alan Vinegrad, Esq. Co-Attorneys for Petitioner 620 Eighth Ave. New York, NY 10018